Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13D-1(K)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing an additional joint filing agreement. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This joint filing agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Date: February 9, 2015	WARBURG PINCUS PRIVATE EQUITY IX, L.P.

	By:	Warburg Pincus IX GP L.P., its General Partner

	By:	WPP GP LLC, its General Partner

	By:	Warburg Pincus Partners, L.P., its Managing Member

	By:	Warburg Pincus Partners GP LLC, its General Partner

	By:	Warburg Pincus & Co., its Managing Member

	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Date: February 9, 2015	WARBURG PINCUS IX GP L.P.

	By:	WPP GP LLC, its General Partner

	By:	Warburg Pincus Partners, L.P., its Managing Member

	By:	Warburg Pincus Partners GP LLC, its General Partner

	By:	Warburg Pincus & Co., its Managing Member

	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Joint Filing Agreement Signature Page

Date: February 9, 2015	WPP GP LLC

	By:	Warburg Pincus Partners, L.P., its Managing Member

	By:	Warburg Pincus Partners GP LLC, its General Partner

	By:	Warburg Pincus & Co., its Managing Member

	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Date: February 9, 2015	WARBURG PINCUS PARTNERS, L.P.

	By:	Warburg Pincus Partners GP LLC, its General Partner

	By:	Warburg Pincus & Co., its Managing Member

	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Date: February 9, 2015	WARBUR PINCUS PARTNERS GP LLC

	By:	Warburg Pincus & Co., its Managing Member

	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Date: February 9, 2015	WARBURG PINCUS & CO.

	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

Joint Filing Agreement Signature Page

Date: February 9, 2015	WARBURG PINCUS LLC

	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Managing Director

Date: February 9, 2015	CHARLES R. KAYE

	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Attorney-in-Fact*

Date: February 9, 2015	JOSEPH P. LANDY

	By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Attorney-in-Fact*

*	The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on November 26, 2013 as an exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity IX, L.P. with respect to Laredo Petroleum Holdings, Inc. (now known as Laredo Petroleum, Inc.) and is hereby incorporated by reference.

Joint Filing Agreement Signature Page